AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Thirteen (13)	May 1, 2005	N/A	

6. ISSUED BY CODE	7. ADMINISTERED BY (If other than Item 6) CODE
National Institutes of Health National Heart, Lung, and Blood Institute 6701 Rockledge Drive (RKL2), MSC 7902 Bethesda, Maryland 20892-7902	BDR Contracts Section, COB, DEA, NHLBI AIIN: 268987144 OMB No.: 0990-0115

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(✓)	
BBI-Biotech Research Laboratories, Inc. 217 Perry Parkway Gaithersburg, MD 20877		9A. AMENDMENT OF SOLICITATION NO.
	\	9B. DATED (SEE ITEM 13)
	X	10A. MODIFICATION OF CONTRACT/ORDER NO. NO1-HB-87144
CODE / FACILITY CODE		10B. DATED (SEE ITEM 13) June 15, 1998

11. THIS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) **FY05 funds obligated by this modification: $990,522**

Doc. No. N1HB87144A EIN 1043152484A1 DUNS No. 801563156 CAN: 5-8424361

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(✓)	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To increase the total contract amount, extend the period of performance, add incremental funding, and update contract clauses.

AMOUNT:	Estimated Cost	Fixed Fee	Total Est. Cost Plus Fixed Fee
Previously Allotted	$5,370,688	$278,132	$5,648,820
Allotted by this Modification	930,068	60,454	990,522
Amount Remaining to be Obligated	5,220,391	339,326	5,559,717
Total Contract Amount	$11,521,147	$677,912	$12,199,059 (CHANGED)

CONTRACT TYPE: Cost Reimbursement (completion)

EXPIRATION DATE: April 30, 2011 (CHANGED)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Mark Marak, Chief Scientific Officer		Joanna Magginas, Contracting Officer	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
BY Mark Marak (Signature of person authorized to sign.)	3/8/2005	BY [signature] Magginas (Signature of Contracting Officer)	3/10/05

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE
30-105
STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

Beginning with the effective date of this contract modification, the contract is revised to read as follows:

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

Maintenance of a repository of blood specimens from NHLBI-sponsored studies and to make appropriate specimens available to the scientific community for use in research related to transfusion-transmitted diseases and disorders of the blood, lung, or cardiovascular system.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a. The estimated cost of this contract is increased by $6,150,459, from $5,370,688 to $11,521,147.

b. The fixed fee for this contract is increased by $399,780, from $278,132 to $677,912. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c. The Government's obligation, represented by the sum of the estimated cost plus fixed fee, is increased by $6,550,239, from $5,648,820 to $12,199,059.

d. Total funds currently available for payment and allotted to this contract are increased by $990,522, from $5,648,820 to $6,639,342 of which $6,300,756 represents the estimated costs, and of which $338,586 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE I.2. Authorized Substitutions of Clauses.

e. It is estimated that the amount currently allotted will cover performance of the contract through April 30, 2006.

f. The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

g. Future increments to be allotted to this contract are estimated as follows:

Period	Amount
5/1/06 - 4/30/07	$1,031,572
5/1/07 - 4/30/08	$1,056,239
5/1/08 - 4/30/09	$1,109,560
5/1/09 - 4/30/10	$1,144,855
5/1/10 - 4/30/11	$1,217,491

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a. **Items Unallowable Unless Otherwise Provided**

Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

(1) Acquisition, by purchase or lease, of any interest in real property;
(2) Special rearrangement or alteration of facilities;
(3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

(4) Travel to attend general scientific meetings;
(5) Consultant costs;
(6) Subcontracts - see Article B.4.a.;
(7) Patient care costs;
(8) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the Contractor's Guide for Control of Government Property), 1990, regardless of acquisition value.

b. **Travel Costs**

(1) For the period May 1, 2005 - April 30, 2011, total expenditures for travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $20,306 without the prior written approval of the Contracting Officer.

(2) The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.205-46.

(3) Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditures of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person, if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a. **Subcontract**

The not to exceed amount of the cost reimbursement subcontract with Information Management Services, Inc. (IMS) is increased by $226,408, from $372,911 to $599,319 for the period through April 30, 2011. The subcontractor shall continue to update and maintain the Biological Specimen Inventory System, version II (BSI-II), to track repository specimens. A copy of the signed, approved subcontract shall be provided to the Contracting Officer.

b. **Confidential Treatment of Sensitive Information**

The Contractor shall guarantee strict confidentiality of the information/data that it is provided by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of the information/data, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a. Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT 1, dated May 1, 2005, attached hereto and made a part of this contract.

ARTICLE C.2. REPORTING REQUIREMENTS

a. **Technical Reports**

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with ARTICLE F.1. DELIVERIES of this contract:

(1) **Quarterly Progress Report**

This report shall include descriptive information on activities in the repository during the reporting period. The first reporting period consists of the first full three months of performance including any fractional part of the initial month. Thereafter, the reporting period shall consist of three full calendar months. This report shall include the following:

1. the number of vials stored on the first and last days of the reporting period;
2. the number of vials prepared during the reporting period (specifically, number of specimens divided and number of specimens produced);
3. a list of panels prepared and shipped during the reporting period including, for each panel:
   a) number of specimens (vials),
   b) date of shipment and name of requestor,
   c) date of receipt of shipment, and
   d) problems with any shipment;
4. maintenance problems encountered and corrective actions taken;
5. needs for replacement or repair of government-furnished equipment; and,
6. cumulative report of activities through the current period including previously reported activities.

The first report shall be due August 15, 2005. Thereafter, reports shall be due on or before the 15th calendar day following each reporting period.

(2) **Final Report**

Cumulative information for period of performance of all information included in quarterly progress reports. The final report shall be submitted in accordance with ARTICLE F.1. DELIVERIES of this contract.

(3) **Summary of Salient Results**

The Contractor shall submit, with the Final Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

ARTICLE C.3. INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11 including, but not limited to, the invention disclosure report, the confirmatory license, and the government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 1040 A, MSC 7980, Bethesda, Maryland 20892-7980 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report and one copy of the final invention statement shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.

The annual utilization report shall be submitted in accordance with ARTICLE F.1. DELIVERIES of this contract. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted on the expiration date of the contract to the following address:

Contracting Officer
National Institutes Health
National Heart, Lung, and Blood Institute, COB
6701 Rockledge Drive, MSC 7920, Room 6138
Bethesda, Maryland 20892 - 7902

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed "Interagency Edison," an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE

a. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b. For the purpose of this SECTION, the Project Officer is the authorized representative of the Contracting Officer.

c. Inspection and acceptance will be performed at:

Division of Blood Diseases and Resources
National Institutes of Health
National Heart, Lung, and Blood Institute
6701 Rockledge Drive, MSC 7950, Room 10146
Bethesda, MD 20892-7950

Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d. This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause No. 52.246-5, INSPECTION OF SERVICES-COST REIMBURSEMENT (APRIL 1984).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in Article C.1. and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

The items specified below as described in SECTION C, ARTICLE C.2 . will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below:

Item	Description	Quantity	Delivery Schedule
(1)	Quarterly Progress Report	3	Quarterly
(2)	Final Report	3	On or before contract expiration
(3)	All stored biological specimens, date files, computerized listings of accurate and updated information on inventory, data bases, original data, and any necessary information related thereto	1	On or before contract expiration
(4)	Labeled and inventoried paper files	1	On or before contract expiration
(5)	Government furnished equipment and property	All	On or before contract expiration

Copies of reports shall be sent to the following addresses:

Addressee	Deliverable Items #	Quantity
Project Officer Blood Resources Program Division of Blood Diseases and Resources National Heart, Lung, and Blood Institute 6701 Rockledge Drive, MSC 7950, Room 10146 Bethesda, MD 20892-7950	(1) (2)	2 2
Contracting Officer BDR Contracts Section, Contracts Operations Branch National Heart, Lung, and Blood Institute 6701 Rockledge Drive, MSC 7902, Room 6138 Bethesda, MD 20892-7902	(1) (2)	1 1
To be determined - successor contractor	(3), (4), (5)	1

ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (AUGUST 1989) with ALTERNATE I (APRIL 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. PROJECT OFFICER

The following Project Officer will represent the Government for the purpose of this contract:

Luiz H. Barbosa, D.V.M.

The Project Officer is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.

ARTICLE G.2. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individual(s) is/are considered to be essential to the work being performed hereunder:

Name	Title
Kathryn Shea	Principal Investigator
Carla Chorley	Senior Manager
Misti Dowell	Project Manager

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST

a. Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts NIH(RC)-1 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a "proper" payment request pursuant to FAR 32.9.

(1) Invoices/financing requests shall be submitted as follows:

An original and two copies to the following designated billing office:

Contracting Officer
Contracts Operations Branch
National Heart, Lung, and Blood Instittute, NIH
6701 Rockledge Drive, MSC 7902, Room 6138
Bethesda, MD 20892-7902

(2) Inquiries regarding payment of invoices should be directed to the designated billing office, (301) 435-0355.

ARTICLE G.4. CONTRACT FINANCIAL REPORT

a. Financial reports on the attached Form NIH 2706, Financial Report of Individual Project/Contract, shall be submitted by the Contractor in accordance with the Instructions for Completing Form NIH 2706, which accompany the form, in an original and two copies, not later than the 30th working day after the close of the reporting period. The line entries for subdivisions of work and elements of cost (expenditure categories) which shall be reported within the total contract are discussed in paragraph e., below. Subsequent changes and/or additions in the line entries shall be made in writing.

b. Unless otherwise stated in that part of the Instructions for Completing Form NIH 2706, entitled "**PREPARATION INSTRUCTIONS**," all columns A through J, shall be completed for each report submitted.

c. The first financial report shall cover the period consisting of the first full three calendar months following the date of the contract, in addition to any fractional part of the initial month. Thereafter, reports will be on a quarterly basis.

d. The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR Part 4.7.

e. The listing of expenditure categories to be reported is incorporated within the Financial Report of Individual Project/Contract, NIH 2706, SECTION J, ATTACHMENT 3, attached hereto and made a part of this contract.

f. The Government may unilaterally revise the NIH 2706 to reflect the allotment of additional funds.

ARTICLE G.5. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Director, Division of Financial Advisory Services
Office of Acquisition Management and Policy
National Institutes of Health
6100 Building, Room 6B05
6100 EXECUTIVE BLVD MSC-7540
BETHESDA MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.6. GOVERNMENT PROPERTY

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of DHHS Publication, **Contractor's Guide for Control of Government Property**, 1990, which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contracts Property Administrator.

Requests for information regarding property under this contract should be directed to the following office:

Division of Personal Property Services, NIH
6011Building, Suite 637
6011 EXECUTIVE BLVE MSC 7670
BETHESDA MD 20852-7670
(301) 496-6466

b. Notwithstanding the provisions outlined in the DHHS Publication, **Contractor's Guide for Control of Government Property**, 1990 which is incorporated in this contract in paragraph a. above, the contractor shall use the form entitled, "Report of Government Owned, Contractor Held Property" for performing annual inventories required under this contract. This form is included as an attachment in SECTION J of this contract.

c. **Contractor-Acquired Government Property - Schedule I-B**

Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor will be authorized to acquire the property listed in the attached Schedule I-B for use in direct performance of the contract, following receipt of the Contracting Officer's written approval, based on contractor-furnished prices and evidence of competition.

d. **Government Furnished Property - Schedule II-B**

Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Government has furnished to the Contractor for use in direct performance of the contract, the items listed in Attachment 8.

ARTICLE G.7. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a. Contractor Performance Evaluations

Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b. Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://ocm.od.nih.gov/cdmp/cps_contractor.htm

The registration process requires the contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. HUMAN SUBJECTS

As part of the work to be conducted under this contract, the contractor may be obtaining, releasing, or accessing biological specimens for use in research. These specimens may contain identifiable private information. For the performance of such activities, work shall not be conducted under this contract without the prior review and approval of the NHLBI Repository Review Committee. The Contractor shall provide, on an annual basis, to the Contracting Officer a properly completed "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption," Form OMB No. 0990-0263, certifying IRB review and approval. The human subjects certification can be met by submission of the Contractor's self-designated form, **provided** that it contains the information required by the Form No. 0990-0263.

ARTICLE H.2. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS

NIH policy requires education on the protection of human subject participants for all investigators receiving NIH contract awards for research involving human subjects. For a complete description of the NIH Announcement on required education in the protection of human subject participants, the contractor should access the NIH Guide for Grants and Contracts Announcement dated June 5, 2000 ((1)http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-039.html.) The information below is a summary of the NIH Policy Announcement:

The following information is to be furnished in the first progress report or with the first deliverable submitted to the Government after October 1, 2000, whichever occurs earlier: The contractor is required to provide the following information in the form of a letter signed by the principal investigator and co-signed by an institution official who has the authority to be bound by the terms of the contract: (1) a list of the names of the principal investigator and any other individuals proposed under the contract who are responsible for the design and/or conduct of the research; (2) the title of the education program completed for each named personnel; (3) a one sentence description of the program(s) listed in (2) above. This requirement extends to investigators and all individuals responsible for the design and/or conduct of the research, who are working as subcontractors or consultants under the contract. All staff responsible for the design and/or conduct of the research must complete this education requirement no later than the date of submission of the information described in (1) through (3) above.

Curricula that are readily available and meet the educational requirement include the NIH on-line tutorial, titled Protection of Human Research Subjects: Computer-Based Training for Researchers (http://ohsr.od.nih.gov/cbt/.) This site may be downloaded at no cost and modified for use by the offeror, if desired. In addition, the University of Rochester has made available its training program for individual investigators, and completion of this program will also satisfy the educational requirement. The University of Rochester manual can be obtained through Centerwatch, Inc. (http://www.centerwatch.com/bookstore/pubs_profs_protect.html.) If an institution has already developed educational programs on the protection of research participants, completion of these programs will also satisfy the educational requirement.

In addition, prior to the substitution of the principal investigator or any other individuals responsible for the design and/or conduct of the research under the contract, the contractor shall provide the following written information to the contracting officer: the title of the education program and a one sentence description of the program that has been completed by the replacement.

ARTICLE H.3. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263 (formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form, provided that it contains the information required by the "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263 (formerly Optional Form 310).

ARTICLE H.4. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

a. Pursuant to Public Law(s) cited in paragraph b. , below, NIH is prohibited from using appropriated funds to support human embryo research. Contract funds may not be used for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.208(a)(2) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term "human embryo or embryos" includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

b.

Public Law and Section No.	Fiscal Year	Period Covered
P.L. 108-447, Title V- General Provisions, Section 509	2005	10/1/04 - 9/30/05

ARTICLE H.5. NEEDLE EXCHANGE

a. Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

b.

Public Law and Section No.	Fiscal Year	Period Covered
P.L. 108-447, Title V- General General Provisions, Section 505	2005	10/1/04 - 9/30/05

ARTICLE H.6. PRIVACY ACT

This procurement action requires the Contractor to do one or more the following: design, develop, or operate a system of records on individuals to accomplish an agency function in accordance with the Privacy Act of 1974, Public Law 93-579, December 31, 1974 (5 USC 552a) and applicable agency regulations. Violation of the Act may involve the imposition of criminal penalties.

The Privacy Act System of Records applicable to this project is Number 66. This document is incorporated into this contract as Attachment 10.

ARTICLE H.7. SALARY RATE LIMITATION LEGISLATION PROVISIONS

a. Pursuant to Public Law(s) cited in paragraph b., below, no NIH Fiscal Year funds may be used to pay the direct salary of an individual through this contract at a rate in excess of applicable amount shown for the fiscal year covered. Direct salary is exclusive of fringe benefits, overhead, and general and administrative expenses (also referred to as "indirect cost" or "facilities and administrative (F&A) costs"). Direct salary has the same meaning as the term "institutional base salary." An individual's direct salary (or institutional base salary) is the annual compensation that the contractor pays for an individual's appointment whether that individual's time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the contractor. The per year salary rate limit also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual's salary rate exceeds any salary rate ceiling established in future HHS appropriation acts.

Dollar Amount of

b.	**Public Law No.** P.L. 108-447, Title II - General Provisions, Section 204	**Fiscal Year** 2005	**Dollar Amount of Salary Limitation** Executive Level I

c. Direct salaries which will be paid with FY-05 funds are limited to the Executive Level I rate which was in effect on the date(s) the expense was incurred.

LINK to EXECUTIVE LEVEL SALARIES: *http://www.opm.gov/oca/PAYRATES/index.htm*
(Click on "Executive Schedule" for the current Fiscal Year's salary rate or scroll down to the "General Schedule Salary Tables from Previous Years" to locate the Executive Level salary rates from previous years.)

ARTICLE H.8. PUBLICATION AND PUBLICITY

The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

"This project has been funded in whole or in part with Federal funds from the National Heart, Lung, and Blood Institute, National Institutes of Health, Department of Health and Human Services, under Contract No. N01-HB-87144."

ARTICLE H.9. PRESS RELEASES

a. Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b.	**Public Law and Section No.** P.L. 108-447, Title V - General Provisions, Section 506	**Fiscal Year** 2005	**Period Covered** 10/1/04 - 9/30/05

ARTICLE H.10. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General's Office in writing or on the Inspector General's Hotline. The toll free number is **1-800-HHS-TIPS (1-800-447-8477).** All telephone calls will be handled confidentially. The e-mail address is **Htips@os.dhhs.gov** and the mailing address is:

Office of Inspector General
Department of Health and Human Services
TIPS HOTLINE
P.O. Box 23489
Washington, D.C. 20026

ARTICLE H.11. ANTI-LOBBYING

a. Pursuant to Public Law(s) cited in paragraph c., below, contract funds shall only be used for normal and recognized executive-legislative relationships. Contract funds shall not be used, for publicity or propaganda purposes; or for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support or defeat legislation pending before the Congress or any State legislature, except in presentation to the Congress or any State legislature itself.

b. Contract funds shall not be used to pay salary or expenses of the contractor or any agent acting for the contractor, related to any activity designed to influence legislation or appropriations pending before the Congress or any State legislature.

c.

Public Law and Section No.	Fiscal Year	Period Covered
for a., above: P.L. 108-447, Title V - General Provisions, Section 503a	2005	10/1/04 - 9/30/05
for b., above: P.L. 108-447, Title V - General Provisions, Section 503b	2005	10/1/04 - 9/30/05

ARTICLE H.12. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES

Unique research resources arising from NIH-funded research are to be shared with the scientific research community. NIH provides guidance, entitled, "Sharing Biomedical Research Resources: Principles and Guidelines for Recipients of NIH Research Grants and Contracts," (Federal Register Notice, December 23, 1999 [64 FR 72090]), concerning the appropriate terms for disseminating and acquiring these research resources. This guidance, found at : http://ott.od.nih.gov/NewPages/64FR72090.pdf. is intended to help contractors ensure that the conditions they impose and accept on the transfer of research tools will facilitate further biomedical research, consistent with the requirements of the Bayh-Dole Act and NIH funding policy.

Note: For the purposes of this Article, the terms, "research tools," "research materials," and "research resources" are used interchangeably and have the same meaning.

ARTICLE H.13. NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES

[Note: This posting requirement does not apply to: contractors with fewer than 15 employees; contractor establishments or construction work sites where no union has been formally recognized by the prime contractor or certified as the exclusive bargaining representative of the prime contractor's employees; contractor establishments where state law forbids enforcement of union-security clauses ("right-to-work" states); or work performed outside the United States that does not involve the recruitment or employment of workers within the United States.]

(1) During the term of this contract, the contractor agrees to post a notice*, of such size and in such form as the Secretary of Labor will prescribe, in conspicuous places in and about its plants and offices, including all places where notices to employees are customarily posted. The information required to be included in the notice can be found at http://www.dol.gov/esa/regs/compliance/olms/BeckPosterWithNLRB.pdf except that the last two sentences must not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188).

(2) The contractor will comply with all provisions of Executive Order 13201 of February 17, 2001, and related rules, regulations, and orders of the Secretary of Labor.

(3) In the event that the contractor does not comply with any of the requirements set forth in paragraphs (1) or (2) above, this contract may be cancelled, terminated, or suspended in whole or in part, and the contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in or adopted pursuant to Executive Order 13201 of February 17, 2001. Such other sanctions or remedies may be imposed as are provided in Executive Order 13201 of February 17, 2001, or by rule, regulation, or order of the Secretary of Labor, or as are otherwise provided by law.

(4) The contractor will include the provisions of paragraphs (1) through (4) herein in every subcontract or purchase order entered into in connection with this contract unless exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to section 3 of Executive Order 13201 of February 17, 2001, so that such provisions will be binding upon each subcontractor or vendor. The contractor will take such action with respect to any such subcontract or purchase order as may be directed by the Secretary of Labor as a means of enforcing such provisions, including

the imposition of sanctions for noncompliance: However, if the contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the contractor may request the United States to enter into such litigation to protect the interests of the United States.

The full text of Executive Order 13201 is available at http://www.dol.gov/esa/regs/statutes/olms/eo13201.htm. The final rule published in the Federal Register on March 29, 2004 is available at http://www.dol.gov/esa/regs/fedreg/final/2004006823.htm.

*The required employee notice poster may be obtained from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW., Room N-5605, Washington, DC 20210, or from any field office of the Department's Office of Labor-Management Standards or Office of Federal Contract Compliance Programs. A copy of the poster may also be downloaded from the Office of Labor-Management Standards Web site at http://www.olms.dol.gov. Additionally, contractors may reproduce and use exact duplicate copies of the Department's official poster. See http://www.dol.gov/esa/regs/compliance/olms/BeckPosterWithNLRB.pdf for an exact duplication of the official notification poster.

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Jul 2004	Definitions
52.203-3	Apr 1984	Gratuities (Over $100,000)
52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)
52.203-6	Jul 1995	Restrictions on Subcontractor Sales to the Government (Over $100,000)
52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)
52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)
52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)
52.203-12	Jun 2003	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)
52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)
52.204-7	Oct 2003	Central Contractor Registration
52.209-6	Jul 1995	Protecting the Government's Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)
52.215-2	Jun 1999	Audit and Records - Negotiation (Over $100,000)
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data
52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $500,000)
52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)
52.215-15	Oct 2004	Pension Adjustments and Asset Reversions
52.215-18	Oct 1997	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes

52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications
52.216-7	Dec 2002	Allowable Cost and Payment
52.216-8	Mar 1997	Fixed Fee
52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)
52.219-9	Jan 2002	Small Business Subcontracting Plan (Over $500,000)
52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $500,000)
52.222-2	Jul 1990	Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)
52.222-3	Jun 2003	Convict Labor
52.222-26	Apr 2002	Equal Opportunity
52.222-35	Dec 2001	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans
52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities
52.222-37	Dec 2001	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans
52.223-6	May 2001	Drug-Free Workplace
52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)
52.225-1	Jun 2003	Buy American Act - Supplies
52.225-13	Dec 2003	Restrictions on Certain Foreign Purchases
52.227-1	Jul 1995	Authorization and Consent, Alternate I (Apr 1984)
52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)
52.227-11	Jun 1997	Patent Rights - Retention by the Contractor (Short Form) (Note: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through (iv). The frequency of reporting in (i) is annual.
52.227-14	Jun 1987	Rights in Data - General
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	Jun 1996	Interest (Over $100,000)
52.232-20	Apr 1984	Limitation of Cost
52.232-23	Jan 1986	Assignment of Claims
52.232-25	Oct 2003	Prompt Payment, Alternate I (Feb 2002)
52.232-33	Oct 2003	Payment by Electronic Funds Transfer--Central Contractor Registration
52.233-1	Jul 2002	Disputes

52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.242-1	Apr 1984	Notice of Intent to Disallow Costs
52.242-3	May 2001	Penalties for Unallowable Costs (Over $500,000)
52.242-4	Jan 1997	Certification of Final Indirect Costs
52.242-13	Jul 1995	Bankruptcy (Over $100,000)
52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)
52.244-2	Aug 1998	Subcontracts, Alternate II (Aug 1998) *If written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings.
52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)
52.245-5	May 2004	Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour Contract)
52.246-23	Feb 1997	Limitation of Liability (Over $100,000)
52.249-6	Sep 1996	Termination (Cost-Reimbursement)
52.249-14	Apr 1984	Excusable Delays
52.253-1	Jan 1991	Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2001	Definitions - with Alternate paragraph (h) (Jan 2001)
352.216-72	Oct 1990	Additional Cost Principles
352.228-7	Dec 1991	Insurance - Liability to Third Persons
352.232-9	Apr 1984	Withholding of Contract Payments
352.233-70	Apr 1984	Litigation and Claims
352.242-71	Apr 1984	Final Decisions on Audit Findings
352.270-5	Apr 1984	Key Personnel
352.270-6	Jul 1991	Publications and Publicity
352.270-7	Jan 2001	Paperwork Reduction Act

[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - Rev. 10/2004].

ARTICLE I.2 AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

FAR Clause 52.219-9, SMALL BUSINESS SUBCONTRACTING PLAN (JANUARY 20021), and FAR Clause 52.219-16, LIQUIDATED DAMAGES--SUBCONTRACTING PLAN (JANUARY 1999) are deleted in their entirety.

FAR Clause 52.232-20, LIMITATION OF COST, is deleted in its entirety and FAR Clause 52.232-22, LIMITATION OF FUNDS (APRIL 1984) is substituted therefor. **Note: When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.**

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

(1) FAR 52.215-17, Waiver of Facilities Capital Cost of Money (OCTOBER 1997).

(2) FAR 52.223-3, Hazardous Material Identification and Material Safety Data (JANUARY 1997), ALTERNATE I (JULY 1995).

(3) FAR 52.223-12, Refrigeration Equipment and Air Conditioners (MAY 1995).

(4) FAR 52.224-1, Privacy Act Notification (APRIL 1984).

(5) FAR 52.224-2, Privacy Act (APRIL 1984).

(6) FAR 52.227-14, Rights in Data - General (JUNE 1987).

(7) FAR 52.237-3, Continuity of Services (JANUARY 1991).

(8) FAR 52.242-3, Penalties for Unallowable Costs (MAY 2001).

(9) FAR 52.247-63, Preference for U.S. Air Flag Carriers (JUNE 2003).

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

HHSAR 352.223-70, Safety and Health (JANUARY 2001). [This clause is provided in full text in SECTION J - ATTACHMENTS.]

c. NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

The following clause is attached and made a part of this contract:

NIH (RC)-7, Procurement of Certain Equipment (APRIL 1984) (OMB Bulletin 81-16).

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

a. **FAR Clause 52.244-6, SUBCONTRACTS FOR COMMERCIAL ITEMS** (JULY 2004)

(a) **Definitions**. As used in this clause--

Commercial item, has the meaning contained in Federal Acquisition Regulation 52.202-1, Definitions.

Subcontract, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c) (1) The Contractor shall insert the following clauses in subcontracts for commercial items:

(i) 52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
(ii) 52.222-26, Equal Opportunity (APR 2002) (E.O. 11246).
(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212(a)).
(iv) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).
(v) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631) (flow down required in accordance with paragraph (d) of FAR clause 52.247-64).

(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

PART III

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work, dated May 1, 2005, 3 pages.
2. Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-1 (5/97), 4 pages.
3. Financial Report of Individual Project/Contract, NIH 2706, (5/97), 1 page.
4. Instructions for Completing form NIH 2706, Financial Report of Individual Project/Contract, (5/97), 3 pages.
5. Safety and Health, HHSAR Clause 352.223-70, (1/01), 1 page.
6. Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.
7. Contract Acquired Government Property - Schedule I-B, 1 page.
8. Government Furnished Property - Schedule II-B, 6 pages.
9. Report of Government Owned, Contractor Held Property, 1 page.
10. Privacy Act System of Records, Number 66, as cited in the Federal Register Notice issued in Volume 62, dated April 7, 1997, 7 pages.

PART IV

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following document is incorporated by reference in this contract:

Representations and Certifications, dated November 3, 2004.

STATEMENT OF WORK

Task 1 - Maintain Serum, Plasma, and Cell Repository

The contractor shall provide facilities and equipment to receive, store, aliquot, and distribute potentially hazardous biologics such as serum, plasma, and cells from individuals infected with AIDS virus and hepatitis viruses. The facilities shall provide aseptic and/or sterile conditions as appropriate (Biosafety Level 2 Containment). The specimens shall be maintained by the contractor in freezers at temperatures between -70 degrees and -80 degrees centigrade. Freezers shall be located in an air-conditioned facility with temperatures maintained between 20 degrees and 25 degrees centigrade (60 degrees to 77 degrees F) when freezers are in operation. The contractor shall supply uninterruptible power to accommodate the refrigerators/freezers and other equipment. Freezers shall be connected to a central alarm system monitored twenty-four hours a day. The contractor shall provide an automated temperature monitoring system composed of individual temperature probes monitored 24 hours a day and controlled by a master computer, and a plan to ensure that necessary personnel are notified in the event of freezer malfunction. Sufficient emergency standby freezers shall be available in case of mechanical failure of any portion of storage space. In addition, alternative emergency freezer cooling systems such as a liquid nitrogen system or dry ice shall be available. The contractor shall have backup electric generators capable of maintaining the entire repository, for as long as necessary, in the event of utility company power failure. Backup generators shall be tested monthly. Cell specimens (or tissues) shall be maintained at liquid nitrogen gas phase, in liquid nitrogen chests.

In order to accommodate estimated increase of the number of specimens/vials contained in the repository and the replacement of obsolete freezers, the contractor shall purchase approximately eight freezers per year, using contract funds. The estimated increase in vials will result from the splitting of existing specimens and arrival of new samples is estimated.

Task 2 - Preparing Aliquots from Selected Specimens*

The contractor shall provide laboratory facilities and personnel for dividing the serum or plasma samples into aliquots. All requests for samples shall be reviewed by the NHLBI. Once an original specimen is identified for distribution, it is thawed and divided into aliquots, one of which is sent to the investigator, and the remaining aliquots refrozen for later use. Thus, the size of the repository increases regularly as original specimens are divided and distributed and new specimens are added to the repository. The handling of all biological specimens and Government-furnished property under this contract shall be in accordance with all applicable local, state and federal regulations. In addition, in order to provide safety controls for protection to the life and health of employees and other persons, the contractor shall consult, comply with, and include in all applicable subcontracts, the following standards, as appropriate:

1. Biosafety in Microbiological and Biomedical Laboratories, U.S. Department of Health and Human Services, Centers for Disease Control (CDC) and the NIH, DHHS Pub. No. (CDC) 93-8395.

2. Occupational Safety and Health Administration (OSHA), Publication 29 CFR Part 1910.1030, Occupational Exposure to Blood Borne Pathogens, Final Rule.

Task 3 -Prepare and Ship Panels of Aliquots or Specimens*

The NHLBI Project Officer receives and reviews requests from investigators for specimens or panels of aliquots. When a request is approved, the Project Officer will design panels of aliquots or specimens on the basis of the investigator's experimental needs. On the basis of that design, the Project Officer will provide to the contractor the information needed to prepare and ship each panel. Three copies of a list identifying the specimens to be included in a panel will be provided to the contractor: two shall be included with the panel as a shipping list, and the third shall be used by the contractor to verify the panel's completeness.

The contractor shall prepare the panels as required by the Project Officer. Shipments shall require preparation of the panel, packing the panel in dry ice, packaging the panel in insulated boxes, and express shipment (usually by air) to the final destination (specifically, the approved investigator). All shipping costs shall be borne by the contractor. The contractor shall verify receipt of the panel by the investigator both in writing and by phone. Packaging and shipment shall meet standards for biologically hazardous materials (see publication prepared by the International Air Transport Association (IATA), Dangerous Goods Regulations, 37th edition, 1996 or current edition).

Task 4 - Add Specimens to the Repository*

The contractor shall provide, to the sites, all necessary supplies needed to package and ship specimens to the repository. All shipping and supply costs shall be borne by the contractor. The contractor shall inventory, prepare for storage, package, and label, as necessary, specimens to be added to the repository. The Project Officer will specify the dates of arrival of such specimens, the number of specimens, and the means of packaging, labeling and storing these samples as well as the type, number and location of freezers to be relocated to the contractor's site. Shipments shall be coordinated by the contractor so that personnel will be available to receive the arriving packages and transport shipment to the NHLBI repository for storage at the required temperature.

Task 5 - Performance of Virologic and Serologic Assays*

The contractor shall provide the capability to perform (in-house or through a subcontractor) serologic and virologic assays for the evaluation and validation of candidate blood screening tests for the detection of infectious agents. For this purpose, laboratory biosafety level 2 shall be required, as well as laboratory personnel with specific training in handling pathogenic agents.

Laboratory personnel, safety practices, and techniques shall be supplemented by appropriate facility design and engineering features, safety equipment, and management practices. The contractor shall ensure that persons working with these infectious agents are aware of potential hazards and strictly adhere to standard microbiological practices and techniques.

The human pathogens for which blood screening tests are being developed or improved and, therefore, are likely to be involved in future assay evaluation and validation procedures, include hepatitis viruses, human retroviruses, and agents of transmissible spongiform encephalopathies. Among the serologic and virologic test formats, the contractor shall perform enzyme immunoassays, polymerase chain reactions, immunoblotting, and in situ hybridization. Costs for assays will be negotiated and the contract amount adjusted as the need arises.

Task 6 - Inventory Control

The contractor shall update and maintain a computerized inventory control data base using a desktop personnel computer system to track and assist in the coordination of the activities under this contract. The computerized inventory and management systems shall reflect all activities of the biological specimen repository, i.e., preparation, aliquoting, and addition of new specimens. This inventory control shall be capable of identifying the location of every specimen maintained in the repository at any given time.

Task 7 - Ensure an Orderly Transition of the NHLBI Biological Specimen Repository to a Successor Contractor at Contract Expiration

In the event there is a recompetition of the subject contract and an organization other than the incumbent is selected for contract award, the incumbent shall assist in ensuring an orderly and safe transition of the repository from the current location at (address of repository at time of relocation) to any successor of this contract. This shall include providing repository access to the new contractor at mutually agreed upon times. Transition shall commence two months prior to contract expiration.

- Special training requirements:

Repository personnel involved in tasks 2, 3, 4, and 5 shall have documented specific training in handling pathogenic agents and dealing with potential hazards of the pathogens likely to be involved in the operation of the repository.

INVOICE/FINANCING REQUEST INSTRUCTIONS FOR NIH COST-REIMBURSEMENT TYPE CONTRACTS, NIH(RC)-1

General: The contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.

Format: Standard Form 1034, "Public Voucher for Purchases and Services Other Than Personal," and Standard Form 1035, "Public Voucher for Purchases and Services Other Than Personal-- Continuation Sheet," or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1034 and SF-1035, claims may be submitted on the payee's letter-head or self-designed form provided that it contains the information shown on the sample invoice/financing request.

Number of Copies: As indicated in the Invoice Submission Clause in the contract.

Frequency: Invoices/financing requests submitted in accordance with the Payment Clause shall be submitted monthly unless otherwise authorized by the contracting officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include: (l) costs of a prior billing period, but not previously billed; or (2) costs incurred during the contract period and claimed after the contract period has expired, the amount and month(s) in which such costs were incurred shall be cited.

Contractor's Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the contractor's fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the contracting officer's approval, which are not set forth in an Advance Understanding in the contract shall be so identified and reference the Contracting Officer's Authorization (COA) Number. In addition, any cost set forth in an Advance Understanding shall be shown as a separate line item on the request.

Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:

(a) **Interim Invoice/Contract Financing Request** — These are interim payment requests submitted during the contract performance period.

(b) **Completion Invoice** — The completion invoice is submitted promptly upon completion of the work; but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which this contract is physically complete (whichever date is later). The completion invoice should be submitted when all costs have been assigned to the contract and all performance provisions have been completed.

(c) **Final Invoice** — A final invoice may be required after the amounts owed have been settled between the Government and the contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The contractor shall furnish the information set forth in the explanatory notes below. These notes are keyed to the entries on the sample invoice/financing request.

(a) **Designated Billing Office Name and Address** — Enter the designated billing office name and address, identified in the Invoice Submission Clause of the contract, on all copies of the invoice/financing request.

(b) **Invoice/Financing Request Number** — Insert the appropriate serial number of the invoice/financing request.

(c) **Date Invoice/Financing Request Prepared** — Insert the date the invoice/financing request is prepared.

(d) **Contract Number, ADB Number and Date** — Insert both the contract number and the ADB number (which appears in the upper left hand corner of the face page of the contract), and the effective date of the contract.

(e) **Payee's Name and Address** — Show the contractor's name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

(f) **Total Estimated Cost of Contract** — Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

(g) **Total Fixed-Fee** — Insert the total fixed-fee (where applicable). For incrementally funded contracts, enter the amount currently obligated and available for payment.

(h) **Billing Period** — Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(i) **Amount Billed for Current Period** — Insert the amount billed for the major cost elements, adjustments, and adjusted amounts for the period.

(j) **Cumulative Amount from Inception** — Insert the cumulative amounts billed for the major cost elements and adjusted amounts claimed during this contract.

(k) **Direct Costs** — Insert the major cost elements. For each element, consider the application of the paragraph entitled "Costs Requiring Prior Approval" on page 1 of these instructions.

(1) **Direct Labor** — Include salaries and wages paid (or accrued) for direct performance of the contract.

(2) **Fringe Benefits** — List any fringe benefits applicable to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

(3) **Accountable Personal Property** — Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (see the DHHS *Contractor's Guide for Control of Government Property*). Show permanent research equipment separate from general purpose equipment. Prepare and attach the NIH Form entitled, "Report of Government Owned, Contractor Held Property," in accordance with the following instructions:

List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):

- The item number for the specific piece of equipment listed in the Property Schedule.
- The COA letter and number, if the equipment is not covered by the Property Schedule.
- An asterisk (*) shall precede the item if the equipment is below the approval level.

Further itemization of invoices/financing requests shall only be required for items having specific limitations set forth in the contract.

(4) **Materials and Supplies** — Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

(5) **Premium Pay** — List remuneration in excess of the basic hourly rate.

(6) **Consultant Fee** — List fees paid to consultants. Identify consultant by name or category as set forth in the contract's advance understanding or in the COA letter, as well as the effort (i.e., number of hours, days, etc.) and rate being billed.

(7) **Travel** — Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

(8) **Subcontract Costs** — List subcontractor(s) by name and amount billed.

(9) **Other** — List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(l) **Cost of Money (COM)** — Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(m) **Indirect Costs--Overhead** — Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(n) **Fixed-Fee Earned** — Cite the formula or method of computation for the fixed-fee (if any). The fixed-fee must be claimed as provided for by the contract.

(o) **Total Amounts Claimed** — Insert the total amounts claimed for the current and cumulative periods.

(p) **Adjustments** — Include amounts conceded by the contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(q) **Grand Totals**

The contracting officer may require the contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.

Contract No. N01-HB-87144
Modification No. 13

SAMPLE INVOICE/FINANCING REQUEST

(a) Billing Office Name and Address

NATIONAL INSTITUTES OF HEALTH
National Cancer Institute, RCB
EPS, Room ____
6120 EXECUTIVE BLVD MSC ___
Bethesda, MD 20892-____

(b) Invoice/Financing Request No. ____________

(c) Date Invoice Prepared ____________

(d) Contract No., ADB No., and Effective Date ____________

(e) Payee's Name and Address

ABC CORPORATION
100 Main Street
Anywhere, U.S.A. zip code

(f) Total Estimated Cost of Contract ____________

(g) Total Fixed Fee ____________

Attention: Name, Title, and Phone Number of Official to Whom Payment is Sent

(h) This invoice/financing request represents reimbursable costs from Aug. 1, 2003 through Aug. 31, 2003

			(i) Amount Billed for Current Period	(j) Cumulative Amount From Inception
(k)	Direct Costs			
	(1)	Direct Labor	$ 3,400	$ 6,800
	(2)	Fringe Benefits	600	1,200
	(3)	Accountable Personal Property (Attach Form HHS-565)		
		Permanent Research	3,000	6,000
		General Purpose	2,000	2,000
	(4)	Materials and Supplies	2,000	4,000
	(5)	Premium Pay	100	150
	(6)	Consultant Fee-Dr. Jones 1 day @ 100 (COA #3)	100	100
	(7)	Travel (Domestic)	200	200
		(Foreign)	200	200
	(8)	Subcontract Costs	-0-	-0-
	(9)	Other	-0-	-0-
	Total Direct Costs		$11,600	$20,650
(l)	Cost of Money (Factor) of (Appropriate Base)		2,400	3,600
(m)	Indirect Costs -- Overhead ____% of Direct Labor or Other Base (Formula)		4,000	6,000
(n)	Fixed-Fee Earned (Formula)		700	1,400
(o)	Total Amount Claimed		$18,700	$31,650
(p)	Adjustments			
	Outstanding Suspensions			(1,700)
(q)	Grand Totals		$18,700	$29,950

"I certify that all payments requested are for appropriate purposes and in accordance with the contract."

______________________ ______________________
Name of Official) (Title)

National Institutes of Health Financial Report of Individual Project/Contract ***Complete this form in accordance with accompanying instructions***	Project Task: **Maintenance of NHLBI Biological Specimen Repository**	Contract No.: **N01-HB-87144**	Date of Report:	0990-0134 0990-0131
	Reporting Period:	Contractor Name and Address: **BBI-BIOTECH RESEARCH LABORATORIES, INC.** 217 Perry Parkway Gaithersburg, Maryland 20877		

Expenditure Category	Percentage of Effort/Hours Funded	Percentage of Effort/Hours Actual	Cumulative Incurred Cost at End of Prior Period	Incurred Cost--Current Period	Cumulative Cost to Date (D + E)	Estimated Cost to Complete (F + G)	Estimated Cost at Completion (F + G)	Funded Contract Amount 4/30/2006	Variance (Over or Under) (I - H)
A	B	C	D	E	F	G	H	I	J
Principal Investigator									
Laboratory Staff									
Data Entry									
Total Direct Labor								1,523,413	
Overhead @								2,106,155	
Materials & Supplies								510,779	
Travel								8,672	
Other Direct Costs								449,109	
Information Management Systems Subcontract								408,715	
Freezers/Freezer Equipment								797,947	
Subtotal - G&A Base								5,804,790	
G & A @								495,966	
Total Costs Excluding Fee								6,300,756	
Fixed Fee								338,586	
Total Costs Plus Fixed Fee								6,639,342	

NIH 2706 (5/92) (Formerly HHS 646)

Attachment 3

N01-HB-87144, Modification 13

INSTRUCTIONS FOR COMPLETING FORM NIH 2706 "FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT"

GENERAL INFORMATION

Purpose. Form NIH 2706 is designed to: (1) provide a management tool for use by be NIH in monitoring the application of financial and personnel resources to the NIH contracts; (2) provide contractors with financial and personnel management data which is usable in their management processes; (3) promptly indicate potential areas of contract underruns or overruns by making possible comparisons of actual performance and projections with prior estimates on individual elements of cost and personnel; and (4) obtain contractor's analyses of cause and effect of significant variations between actual and prior estimates of financial and personnel performance.

REPORTING REQUIREMENTS

Scope. The specific cost and personnel elements to be reported shall be established by mutual agreement prior to award. The Government may require the contractor to provide detailed documentation to support any element(s) on one or more financial reports.

Number of Copies and Mailing Address. An original and two (2) copies of the report(s) shall be sent to the contracting officer at the address shown on the face page of the contract, no later than 30 working days after the end of the period reported. However, the contract may provide for one of the copies to be sent directly to the project officer.

REPORTING STATISTICS

A modification which extends the period of performance of an existing contract will not require reporting on a separate Form NIH 2706, except where it is determined by the contracting officer that separate reporting is necessary. Furthermore, when incrementally funded contracts are involved, each separate allotment is not considered a separate contract entity (only a funding action). Therefore, the statistics under incrementally funded contracts should be reported cumulatively from the inception of the contract through completion.

Definitions and Instructions for Completing Form NIH 2706. For the purpose of establishing expenditure categories in Column A, the following definitions and instructions will be utilized. Each contract will specify the categories to be reported.

(1) **Key Personnel.** Include key personnel regardless of annual salary rates. All such individuals should be listed by names and job titles on a separate line including those whose salary is not directly charged to the contract but whose effort is directly associated with the contract. The listing must be kept up to date.

(2) **Personnel--Other.** List as one amount unless otherwise required by the contract.

(3) **Fringe Benefits.** Include allowances and services provided by the contractor to employees as compensation in addition to regular salaries and wages. If a fringe benefit rate(s) has been established, identify the base, rate, and amount billed for each category. If a rate has not been established, the various fringe benefit costs may be required to be shown separately. Fringe benefits which are included in the indirect cost rate should not be shown here.

(4) **Accountable Personal Property.** Include nonexpendable personal property with an acquisition cost of $1,000 or more and with an expected useful life of two or more years, and sensitive items regardless of cost. Form HHS 565, "Report of Accountable Property," must accompany the contractor's public voucher (SF 1034/SF 1035) or this report if not previously submitted. See "Contractor's Guide for Control of Government Property."

(5) **Supplies.** Include the cost of supplies and material and equipment charged directly to the contract, but excludes the cost of nonexpendable equipment as defined in (4) above.

(6) **Inpatient Care.** Include costs associated with a subject while occupying a bed in a patient care setting. It normally includes both routine and ancillary costs.

(7) **Outpatient Care.** Include costs associated with a subject while not occupying a bed. It normally includes ancillary costs only.

(8) **Travel.** Include all direct costs of travel, including transportation, subsistence and miscellaneous expenses. Travel for staff and consultants shall be shown separately. Identify foreign and domestic travel separately. If required by the contract, the following information shall be submitted: (i) Name of traveler and purpose of trip; (ii) Place of departure, destination and return, including time and dates; and (iii) Total cost of trip.

(9) **Consultant Fee.** Include fees paid to consultant(s). Identify each consultant with effort expended, billing rate, and amount billed.

(10) **Premium Pay.** Include the amount of salaries and wages over and above the basic rate of pay.

(11) **Subcontracts.** List each subcontract by name and amount billed.

(12) **Other Costs.** Include any expenditure categories for which the Government does not require individual line item reporting. It may include some of the above categories.

(13) **Overhead/Indirect Costs.** Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(14) **General and Administrative Expense.** Cite the rate and the base. In the case of nonprofit organizations, this item will usually be included in the indirect cost.

(15) **Fee.** Cite the fee earned, if any.

(16) **Total Costs to the Government.**

PREPARATION INSTRUCTIONS

These instructions are keyed to the Columns on Form NIH 2706.

Column A--Expenditure Category. Enter the expenditure categories required by the contract.

Column B--Percentage of Effort/Hours Negotiated. Enter the percentage of effort or number of hours agreed to during contract negotiations for each labor category listed in Column A.

Column C--Percentage of Effort/Hours-Actual. Enter the cumulative percentage of effort or number of hours worked by each employee or group of employees listed in Column A.

Column D--Cumulative Incurred Cost at End of Prior Period. Enter the cumulative incurred costs up to the end of the prior reporting period. This column will be blank at the time of the submission of the initial report.

Column E--Incurred Cost-Current Period. Enter the costs which were incurred during the current period.

Column F--Cumulative Incurred Cost to Date. Enter the combined total of Columns D and E.

Column G--Estimated Cost to Complete. Make entries only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column H--Estimated Costs at Completion. Complete only if an entry is made in Column G.

Column I--Negotiated Contract Amount. Enter in this column the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column J--Variance (Over or Under). Complete only if an entry is made in Column H. When entries have been made in Column H, this column should show the difference between the estimated costs at completion (Column H) and negotiated costs (Column I). When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column J by Column I, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications. List any modification in the amount negotiated for an item since the preceding report in the appropriate cost category.

Expenditures Not Negotiated. List any expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) in the appropriate cost category and complete all columns except for I. Column J will of course show a 100 percent variance and will be explained along with those identified under J above.

HHSAR 352.223-70 SAFETY AND HEALTH (JANUARY 2001)

(a) To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

(b) Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer in conjunction with the project or other appropriate officer, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable "Changes" Clause set forth in this contract.

(c) The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d) If the Contractor fails or refuses to comply promptly with the Federal, State or local regulatory/enforcement agency's directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e) The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

(End of clause)

PROCUREMENT OF CERTAIN EQUIPMENT

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

- 67 - Photographic Equipment
- 69 - Training Aids and Devices
- 70 - General Purpose ADP Equipment, Software, Supplies and Support (Excluding 7045-ADP Supplies and Support Equipment.)
- 71 - Furniture
- 72 - Household and Commercial Furnishings and Appliances
- 74 - Office Machines and Visible Record Equipment
- 77 - Musical Instruments, Phonographs, and Home-type Radios
- 78 - Recreational and Athletic Equipment

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

Contractor-Acquired Government Property

Schedule I-B

May 2005

Description	Quantity	Estimated Unit Price	Estimated Total
So-Low Mechanical Freezer - C80-27 with 27 cubic ft. capacity	49	$8,395	$430,997
Freezer Racks	1,848	$60	$116,543

Current GFE by Contract

Contract #: 138, "Maintenance of NHLBI Biological Specimen Repository"

Chest Freezers

Piece#	Rm#	Gfp/Cap /Bio	Category #	Description	Mfr	Model	Serial No	Date Rcv	Cost
	Gaithersburg	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0405333		$8,395.00
	Gaithersburg	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0405332		$8,395.00
	Gaithersburg	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0405334		$8,395.00
	Gaithersburg	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0405335		$8,395.00
	Gaithersburg	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0405336		$8,395.00
010	Pittsburgh	CAP	CHFR	-70 Chest w/ racks & recorder	So-Low	C80-27	9.90035e+006	12/31/199	$10,412.50
301	Frederick	GFP	CHFR	-70 Chest	Queue	7110	70072-004	6/1/1998	$5,000.00
302	Frederick	GFP	CHFR	-70 Chest	Queue	7110	70072-014	6/1/1998	$5,000.00
303	Frederick	GFP	CHFR	-70 Chest	Queue	7110	70072-010	6/1/1998	$5,000.00
304	327	GFP	CHFR	-70 Chest	Forma	8458	83136-391	6/1/1998	$4,574.00
356	327	CAP	CHFR	-70 Chest w/ racks & recorder	SoLow	C80-27S	9899071	10/27/199	$10,538.06
357	327	CAP	CHFR	-70 Chest w/ racks & recorder	SoLow	C80-27S	9899074	10/27/199	$10,538.06
358	327	CAP	CHFR	-70 Chest w/ racks & recorder	SoLow	C80-27S	9899076	10/27/199	$10,538.06
359	Frederick	GFP	CHFR	-70 Chest	Queue	7110	70072-013	6/1/1998	$5,000.00
360	327	CAP	CHFR	-70 Chest w/ racks & recorder	SoLow	C80-27S	9899070	10/27/199	$10,538.06
361	327	CAP	CHFR	-70 Chest w/ racks & recorder	SoLow	C80-27S	9899072	10/27/199	$10,538.06
363	327	CAP	CHFR	-70 Chest w/ racks & recorder	SoLow	C80-27S	9899068	10/27/199	$10,538.05
364	327	CAP	CHFR	-70 Chest w/ racks & recorder	SoLow	C80-27S	9899073	10/27/199	$10,538.05
365	327	CAP	CHFR	-70 Chest w/ racks & recorder	SoLow	C80-27S	9899075	10/27/199	$10,538.05
366	327	CAP	CHFR	-70 Chest w/ racks & recorder	SoLow	C80-27S	9899077	10/27/199	$10,538.05
367	327	CAP	CHFR	-70 Chest w/ racks & recorder	SoLow	C80-27S	9899085	10/27/199	$10,538.05
368	327	GFP	CHFR	-70 Chest	Forma	8458	83354-485	6/1/1998	$4,674.00
369	327	GFP	CHFR	-70 Chest	Forma	8458	82916-283	6/1/1998	$4,220.00
370	Frederick	GFP	CHFR	-70 Chest	Queue	7110	70072-008	6/1/1998	$5,000.00
371	327	GFP	CHFR	-70 Chest	SoLow	SE27-120	9293349	6/1/1998	$5,013.75
373	327	CAP	CHFR	-70 Chest w/ racks & recorder	SoLow	C80-27S	9899078	12/1/1998	$10,538.06
374	327	GFP	CHFR	-70 Chest	Harris	DLT-20LS-90EUB	WA105885	6/1/1998	$4,904.47
375	327	GFP	CHFR	-70 Chest	Harris	DLT-20LS-90EUB	SA-100504	6/1/1998	$4,953.43
376	327	GFP	CHFR	-70 Chest	SoLow	C85-27	9293247	6/1/1998	$5,013.75
377	327	GFP	CHFR	-70 Chest	Harris	DLT-20LS-90EUA	RA-41160-2E	6/1/1998	$4,953.43
378	327	GFP	CHFR	-70 Chest	Harris	DLT-20LS-90EUB	VA105194	6/1/1998	$4,904.46
379	327	GFP	CHFR	-70 Chest	SoLow	C85-27	9293246	6/1/1998	$5,013.75
380	327	GFP	CHFR	-70 Chest	SoLow	C85-27	9293252	6/1/1998	$5,013.75
381	Frederick	GFP	CHFR	-70 Chest	SoLow	SE22-120	8788208	6/1/1998	$4,667.00
382	327	CAP	CHFR	-70 Chest w/ racks & recorder	SoLow	C80-27S	9899069	12/1/1998	$10,538.06

SCHEDULE II-B

Attachment 8

Current GFE by Contract

Piece#	Rm#	Gfp/Cap /Bio	Category #	Description	Mfr	Model	Serial No	Date Rcv	Cost
384	Frederick	GFP	CHFR	-70 Chest	Forma	8419	82541-8	3/1/1999	$5,000.00
385	Frederick	GFP	CHFR	-70 Chest	Forma	505077	94075-01	3/1/1999	$5,000.00
386	Frederick	GFP	CHFR	-70 Chest	Forma	8419	82542-9	3/1/1999	$5,000.00
387	Frederick	GFP	CHFR	-70 Chest	Forma	505077	93192-18	3/1/1999	$5,000.00
388	Frederick	GFP	CHFR	-70 Chest	Queue	7110	70089-003	3/1/1999	$5,000.00
395	327	GFP	CHFR	-70 Chest	Queue	7110	70088-021	6/1/1998	$5,000.00
396	327	GFP	CHFR	-70 Chest	Queue	7110	70072-012	6/1/1998	$5,000.00
397	327	GFP	CHFR	-70 Chest	Queue	7110	70072-016	6/1/1998	$5,000.00
399	Frederick	GFP	CHFR	-70 Chest	Queue	7110	70089-006	6/1/1998	$5,000.00
400	Frederick	GFP	CHFR	-70 Chest	Queue	7110	70072-015	6/1/1998	$5,000.00
401	327	GFP	CHFR	-70 Chest	Forma	8458	83354-483	6/1/1998	$4,674.00
402	Frederick	GFP	CHFR	-70 Chest	Queue	7110	70072-007	6/1/1998	$5,000.00
403	327	CAP	CHFR	-70 Chest w/ racks & recorder	So-low	C80-27S	9899084	12/1/1998	$10,538.06
405	327	GFP	CHFR	-70 Chest	Harris	DLT-20LS-90EUB	WA105886	6/1/1998	$4,904.46
406	327	GFP	CHFR	-70 Chest	Harris	DLT-20LS-90EUB	PA41160-3D	6/1/1998	$5,092.67
407	327	GFP	CHFR	-70 Chest	So-low	C85-27	9293248	6/1/1998	$5,013.75
408	327	GFP	CHFR	-70 Chest	Harris	DLT-20LS-90EUB	SA-100469	6/1/1998	$4,953.43
409	327	GFP	CHFR	-70 Chest	So-low	C85-27	9293250	6/1/1998	$5,013.75
410	327	GFP	CHFR	-70 Chest	Harris	DLT-20LS-90EUB	WA105882	6/1/1998	$4,953.43
411	327	GFP	CHFR	-70 Chest	Harris	DLT-20LS-90EUB	VA104969	6/1/1998	$4,953.26
412	327	GFP	CHFR	-70 Chest	So-low	C85-27	9293251	6/1/1998	$5,013.75
413	327	CAP	CHFR	-70 Chest w/ racks & recorder	So-Low	C80-27	9900111	1/1/2000	$10,112.09
414	327	CAP	CHFR	-70 Chest w/ racks & recorder	So-Low	C80-27	9900116	1/1/2000	$10,112.09
416	327	CAP	CHFR	-70 Chest w/ racks & recorder	So-Low	C80-27	9900112	1/1/2000	$10,112.09
417	327	CAP	CHFR	-70 Chest w/ racks & recorder	So-Low	C80-27	9900115	1/1/2000	$10,112.09
418	327	CAP	CHFR	-70 Chest w/ racks & recorder	So-Low	C80-27	9900113	1/1/2000	$10,112.09
419	327	CAP	CHFR	-70 Chest w/ racks & recorder	So-Low	C80-27	9900114	1/1/2000	$10,112.09
420	Frederick	GFP	CHFR	-70 Chest	Forma	505077	93192-16	3/1/1999	$5,000.00
421	327	GFP	CHFR	-70 Chest	Revco	ULT4905AUB	WA105901	3/1/1999	$5,000.00
422	327	CAP	CHFR	-70 Chest	So-Low	C80-27	9900340	3/3/2000	$7,495.00
423	327	CAP	CHFR	-70 Chest	So-Low	C80-27	9900341	3/3/2000	$7,495.00
424	327	CAP	CHFR	-70 Chest	So-Low	C80-27	86909-292	3/3/2000	$7,495.00
429	Gaithersburg	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0102378	1/21/2002	$7,695.00
430	Gaithersburg	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0102379	1/21/2002	$7,695.00
431	Gaithersburg	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0102543	4/30/1999	$8,079.67
432	Gaithersburg	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0102544	3/27/2002	$8,079.67
433	Gaithersburg	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0102545	3/27/2002	$8,079.66
434	Gaithersburg	CAP	CHFR	Mechanical -80 Freezers & Racks	So-Low	C80-27S	0203025	10/11/200:	$11,922.33
435	Gaithersburg	CAP	CHFR	Mechanical -80 Freezer & Racks	So-Low	C80-27S	0203026	10/11/200:	$11,922.32

Current GFE by Contract

Piece#	Rm#	Gfp/Cap /Bio	Category #	Description	Mfr	Model	Serial No	Date Rcv	Cost
436	Gaithersburg	CAP	CHFR	Mechanical -80 Freezer & Racks	So-Low	C80-27S	0203027	10/11/2002	$11,922.32
437	Gaithersburg	CAP	CHFR	-70 Chest w/ racks & recorder	So-Low	C80-27	9900348	12/31/1999	$10,412.50
438	Gaithersburg	CAP	CHFR	Chest Freezer and Racks	So-Low	C80-27S	0203586	4/9/2003	$12,197.31
439	Gaithersburg	CAP	CHFR	Chest Freezer and Racks	So-Low	C80-27S	0203588	4/9/2003	$12,197.31
440	Gaithersburg	CAP	CHFR	Chest Freezer and Racks	So-Low	C80-27S	0203587	4/9/2003	$12,197.31
BU01	327	CAP	CHFR	-70 Chest w/ racks & recorder	So-Low	C80-27	97981051	9/1/1998	$10,520.00
BU02	327	CAP	CHFR	-70 Chest w/ racks & recorder	So-Low	C80-27S	9899080	12/1/1998	$10,538.06
BU03	327	CAP	CHFR	-70 Chest w/ racks & recorder	SoLow	C80-27S	9899083	12/1/1998	$10,538.06
BU04	327	CAP	CHFR	-70 Chest w/ racks & recorder	SoLow	C80-27S	9899079	12/1/1998	$10,538.05
BU05	327	CAP	CHFR	-70 Chest w/ racks & recorder	So-low	C80-27S	9899081	12/1/1998	$10,538.05
BU06	327	CAP	CHFR	-70 Chest w/ racks & recorder	So-low	C80-27S	9899082	12/1/1998	$10,538.05
BU07	Gaithersburg	CAP	CHFR	-70 Chest	So-Low	C80-27S	0001987	8/31/2001	$7,695.00
BU08	Gaithersburg	CAP	CHFR	-70 Chest	So-Low	C80-27S	0001988	8/31/2001	$7,695.00
BU09	Gaithersburg	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0102376	1/21/2002	$7,695.00
BU10	Gaithersburg	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0102377	1/21/2002	$7,695.00
M415BI	327	CAP	CHFR	Chest freezers	So-Low	C80-27S	0304149	12/2/2003	$10,635.00
M441BI	Gaithersburg	GFP	CHFR	Chest Freezer	So-Low	C80-27S	9900350	9/29/2003	$5,000.00
M442BI	Gaithersburg	GFP	CHFR	Chest Freezer	So-Low	C80-27S	9900346	9/29/2003	$5,000.00
M443BI	Gaithersburg	GFP	CHFR	Chest Freezer and Racks	So Low	C80-27S	02031088	9/30/2003	$10,737.22
M444BI	Gaithersburg	GFP	CHFR	Chest Freezer and Racks	So-Low	C80-27S	02031087	9/30/2003	$10,737.22
M445BI	Gaithersburg	GFP	CHFR	Chest Freezer	So-Low	C80-27S	9900351	9/29/2003	$5,000.00
M446BI	327	CAP	CHFR	Chest Freezers	So-Low	C80-27S	0304153	12/2/2003	$10,635.00
M447BI	327	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0304159	12/2/2003	$10,635.00
M448BI	327	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0304155	12/2/2003	$10,635.00
M449BI	327	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0304151	12/2/2003	$10,635.00
M450BI	327	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0304152	12/2/2003	$10,635.00
M451BI	327	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0304158	12/2/2003	$10,635.00
M452BI	327	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0304150	12/2/2003	$10,635.00
M453BI	327	CAP	CHFR	Chesst Freezer	So-Low	C80-27S	0304157	12/1/2003	$10,635.00
M454BI	327	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0304154	12/1/2003	$10,635.00
M455BI	327	CAP	CHFR	Chest Freezer	So-Low	C80-27S	0304156	12/1/2003	$10,635.00
MBU11BI	Gaithersburg	GFP	CHFR	Chest Freezer and Racks	So Low	C80-27S	02031089	9/30/2003	$10,737.22
MBU12BI	Gaithersburg	GFP	CHFR	Chest Freezer and Racks	So Low	C80-27S	02031086	9/30/2003	$10,737.22
Computers & Computer Related Eq									
001	302	CAP	COMP	Printer (includes tax, service & shipping)	Brady	600X-Plus	986258	4/30/1999	$5,924.25
Liquid Nitrogen Freezers									
500	Gaithersburg	CAP	LNFR	Liquid Nitrogen Freezer	MVE	XCL 1830	CEMU01J108	2/1/2002	$25,804.15
HI	112	GFP	LNFR	LN2 Freezer	Taylor Wharton	27K	569-003-HI	6/1/1998	$10,500.00

Current GFE by Contract

Piece#	Rm#	Gfp/Cap /Bio	Category #	Description	Mfr	Model	Serial No	Date Rcv	Cost
H2	112	GFP	LNFR	LN2 Freezer	Taylor Wharton	33K	557-003-J7	6/1/1998	$11,535.50
H3	112	GFP	LNFR	LN2 Freezer	Taylor Wharton	33K	557-007-J8	6/1/1998	$11,854.50
H4	112	GFP	LNFR	LN2 Freezer	Taylor Wharton	33K	557-004-J9	6/1/1998	$11,854.50
H5	112	GFP	LNFR	LN2 Freezer	Taylor Wharton	38K	576-004-M8	6/1/1998	$10,794.32
H6	112	GFP	LNFR	LN2 Freezer	CBS	300-A	UD 960722-1	8/1/1998	$8,285.00
Miscellaneous Other									
	Gaithersburg	Cap	MISC	Freezer Racks	Cryo	n/a	n/a	11/5/2001	$4,807.47
n/a	327	CAP	RACK	Freezer Racks	Cryo	HL-12-3	N/A	4/10/1999	$800.00
n/a	327	CAP	RACK	Freezer Racks	Cryo	HL-12-3	N/A	5/17/1999	$855.00
001	326	CAP	SCAN	Scanner	Metanetics	IR-2000	RQ730B3176	4/30/1999	$1,365.00
001	326	CAP	SCAN	Software	Codesoft	CS4	CS4420E-0714	4/30/1999	$786.45
002	326	CAP	SCAN	Scanner	Metanetics	IR-2000	RA84752680	4/30/1999	$1,365.00
326-8	Gaithersburg	GFP	SCAN	USB Gun Format Scanner	\nthony Lee Associate	CR2	n/a	3/31/2003	$861.50
326-9	Gaithersburg	GFP	SCAN	USB Gun Format Scanner	\nthony Lee Associate	CR2	n/a	3/31/2003	$861.50
	JTHERSBUI	GFE	SHIP	CRYO-SHIPER EXTRA CAPACITY	CRYO	VSS* IATA	OB01K127	4/19/2002	$3,047.88
	Gaithersburg	GFP	SHIP	LN2 Dry Shipper	MVE	Cryoshipper	GPA95H1061Y	3/24/2004	
Upright Freezer									
306	327	GFP	UPFR	-70 Upright	Forma	923	87824-1128	6/1/1998	$4,821.23
307	327	GFP	UPFR	-70 Upright	Forma	8200 UL	80365-023	6/1/1998	$2,634.00
308	327	GFP	UPFR	-70 Upright	Harris	ELT-25V-85D14	V20G-349118-WG	6/1/1998	$5,456.88
309	327	GFP	UPFR	-70 Upright	Harris	ELT-25V-85D14	N20H-365745-OH	6/1/1998	$5,456.88
310	327	GFP	UPFR	-70 Upright	Harris	ELT-25V-85D14	N21H-365911-OH	6/1/1998	$5,456.88
311	327	GFP	UPFR	-70 Upright	Harris	ELT-25V-85D14	N21H-365904-OH	6/1/1998	$5,456.88
312	327	GFP	UPFR	-70 Upright	Harris	ELT-25V-85D14	N20H-365753-OH	6/1/1998	$5,456.88
313	327	GFP	UPFR	-70 Upright	Harris	DLT-25V-85D14	U14G-345272-VG	6/1/1998	$5,547.00
314	327	GFP	UPFR	-70 Upright	Harris	ELT-25V-85D14	N21H-365905-OH	6/1/1998	$5,456.88
315	327	GFP	UPFR	-70 Upright	Harris	DLT-25V-85D12	P25G-331575-RG	6/1/1998	$5,496.00
316	327	GFP	UPFR	-70 Upright	Harris	ELT-25V-85D14	N21-365907-NH	6/1/1998	$5,456.88
317	327	GFP	UPFR	-70 Upright	Harris	DLT-25V-85D14	U14G-345268-UG	6/1/1998	$5,547.00
318	327	GFP	UPFR	-70 Upright	Forma	8200 UL	80365-017	6/1/1998	$2,634.00
319	327	GFP	UPFR	-70 Upright	Revco	ULT2586-9-D12	U11E-211757-UE	6/1/1998	$5,935.65
320	327	GFP	UPFR	-70 Upright	Revco	ULT2586-9-D12	U25E-213051-VE	6/1/1998	$5,935.65
321	327	GFP	UPFR	-70 Upright	Harris	ELT-25V-85D14	N29H-366867-OH	6/1/1998	$5,456.88

Current GFE by Contract

Piece#	Rm#	Gfp/Cap /Bio	Category #	Description	Mfr	Model	Serial No	Date Rcv	Cost
322	327	GFP	UPFR	-70 Upright	Forma	923	87825-1157	6/1/1998	$4,821.23
323	327	GFP	UPFR	-70 Upright	Forma	923	87825-1149	6/1/1998	$4,821.23
324	327	GFP	UPFR	-70 Upright	Harris	DLT-25V-85D12	P25G-331573-RG	6/1/1998	$5,496.40
325	327	GFP	UPFR	-70 Upright	Revco	ULT2586-9-D12	V17E-215357-VE	6/1/1998	$5,935.65
326	327	GFP	UPFR	-70 Upright	Revco	ULT2586-9-D12	U25E-213052-VE	6/1/1998	$5,935.65
327	327	GFP	UPFR	-70 Upright	Harris	DLT-25V-85D12	X02F-313812-XF	6/1/1998	$5,496.40
328	327	GFP	UPFR	-70 Upright	Harris	DLT-25V-85D14	W16F-312366-WF	6/1/1998	$5,496.40
329	327	GFP	UPFR	-70 Upright	Harris	ELT-25V-85D14	N20H-365748-NH	6/1/1998	$5,456.88
330	327	GFP	UPFR	-70 Upright	Harris	DLT-25V-85D14	U14G-345270-UG	6/1/1998	$5,547.00
331	327	GFP	UPFR	-70 Upright	Harris	ELT-25V-85D14	N21H-365902-NH	6/1/1998	$5,456.88
332	327	GFP	UPFR	-70 Upright	Harris	ELT-25V-85D14	N21H-365910-OH	6/1/1998	$5,456.88
333	327	GFP	UPFR	-70 Upright	Revco	ULT2586-9-D12	U26E-213198-VE	6/1/1998	$5,935.65
334	327	GFP	UPFR	-70 Upright	Harris	DLT-25V-85D14	U14G-345269-UG	6/1/1998	$5,547.00
335	327	GFP	UPFR	-70 Upright	Harris	DLT-25V-85D14	U14G-345273-UG	6/1/1998	$5,547.00
336	327	GFP	UPFR	-70 Upright	Revco	ULT2586-9-D12	U26E-213700-VE	6/1/1998	$5,935.65
337	327	GFP	UPFR	-70 Upright	Harris	DLT-25V-85D12	X03F-313926-XF	6/1/1998	$5,496.00
338	327	GFP	UPFR	-70 Upright	Harris	DLT-25V-86D14	W09F-311767-WF	6/1/1998	$5,496.40
339	327	GFP	UPFR	-70 Upright	Harris	DLT-25V-85D14	U14G-345271-UG	6/1/1998	$5,547.00
340	327	GFP	UPFR	-70 Upright	Forma	8523	85641-14	6/1/1998	$5,161.70
341	327	GFP	UPFR	-70 Upright	Forma	8523	85641-10	6/1/1998	$5,161.70
342	327	GFP	UPFR	-70 Upright	Forma	8523	85641-17	6/1/1998	$5,161.70
343	327	GFP	UPFR	-70 Upright	Forma	8523	85641-16	6/1/1998	$5,161.70
344	327	GFP	UPFR	-70 Upright	Forma	8523	85641-15	6/1/1998	$5,161.70
345	327	GFP	UPFR	-70 Upright	Forma	8523	85641-13	6/1/1998	$5,161.70
346	327	GFP	UPFR	-70 Upright	Forma	8523	85641-12	6/1/1998	$5,161.70
347	327	GFP	UPFR	-70 Upright	Forma	923	87824-1134	6/1/1998	$4,821.23
348	327	GFP	UPFR	-70 Upright	Forma	923	87825-1146	6/1/1998	$4,821.23
349	327	GFP	UPFR	-70 Upright	Forma	923	87825-1152	6/1/1998	$4,821.23
350	327	GFP	UPFR	-70 Upright	Forma	923	87825-1150	6/1/1998	$4,821.23
351	327	GFP	UPFR	-70 Upright	Forma	923	87825-1148	6/1/1998	$4,821.23
352	327	GFP	UPFR	-70 Upright	Forma	923	87825-1160	6/1/1998	$4,821.23
353	327	GFP	UPFR	-70 Upright	Forma	923	87825-1156	6/1/1998	$4,821.23
354	327	GFP	UPFR	-70 Upright	Forma	923	87824-1130	6/1/1998	$4,821.23
372	327	GFP	UPFR	-70 Upright	Forma	923	87825-1155	6/1/1998	$4,821.23
389	327	GFP	UPFR	-70 Upright	Forma	923	87825-1147	6/1/1998	$4,821.23
390	327	GFP	UPFR	-70 Upright	Forma	923	87825-1159	6/1/1998	$4,821.23
391	327	GFP	UPFR	-70 Upright	Forma	923	87825-1158	6/1/1998	$4,821.23
392	327	GFP	UPFR	-70 Upright	Forma	923	87827-1076	6/1/1998	$4,821.23
393	327	GFP	UPFR	-70 Upright	Forma	8300	80486-572	3/1/1999	$5,000.00

Current GFE by Contract

Place#	Rm#	Gfp/Cap /Bio	Category #	Description	Mfr	Model	Serial No	Date Rcv	Cost
394	327	GFP	UPFR	-70 Upright	Forma	8523	85642-22	3/1/1999	$5,000.00
404	327	GFP	UPFR	-70 Upright	SoLow	A18-120	8788209	6/1/1998	$3,631.00

182 - Total Equipment Count for Contract

GOVERNMENT PROPERTY - SCHEDULE

REPORT OF GOVERNMENT OWNED, CONTRACTOR HELD PROPERTY

CONTRACTOR:	CONTRACT NUMBER
ADDRESS	REPORT DATE:
	FISCAL YEAR:

[illegible]	[illegible]		[illegible]			[illegible]	
	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]							
[illegible]							
[illegible]							
[illegible]							
[illegible]							
[illegible]							
[illegible]							
[illegible]							
[illegible]							
[illegible]							
[illegible]							
[illegible]							
[illegible]							
[illegible]							
[illegible]							
[illegible]							
[illegible]							

SIGNED BY:	DATE SIGNED: